------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Belinda A. Brady
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                            LATIN AMERICAN PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1998

LETTER TO SHAREHOLDERS
-------

PERFORMANCE COMPARED TO MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS GLOBAL LATIN AMERICA INDEX(1)
----------------------------------------------------

                                       TOTAL RETURNS(2)
                            ---------------------------------------
                                           ONE      AVERAGE ANNUAL
                               YTD        YEAR      SINCE INCEPTION
                            ---------  -----------  ---------------
PORTFOLIO--CLASS A........     -41.92%     -46.75%          2.98%
PORTFOLIO--CLASS B........     -41.70      -46.75           5.74
INDEX--CLASS A............     -39.65      -46.09          -3.07
INDEX--CLASS B............     -39.65      -46.09          -2.00

1. The MSCI Emerging Markets Global Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile Colombia, Mexico, Peru and Venezuela (includes dividends).

2. Total returns for the Portfolio reflect expense waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MORGAN STANLEY CAPITAL
(MSCI) EMERGING MARKETS COUNTRY OR REGIONAL INDICES, ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Latin American Portfolio is long-term capital appreciation through investment primarily in equity securities of Latin American issuers. The Portfolio may also invest in debt securities issued or guaranteed by a Latin American government or governmental entity.

For the nine months ended September 30, 1998, the Portfolio had a total return of -41.92% for the Class A shares and -41.70% for the Class B shares compared to a total return of -39.65% for the Morgan Stanley Capital International (MSCI) Emerging Markets Global Latin America Index (the "Index"). For the one year ended September 30, 1998, the Portfolio had a total return of -46.75% for the Class A shares and -46.75% for the Class B shares compared to -46.09% for the Index. From inception on January 18, 1995 through September 30, 1998, the average annual total return of Class A was 2.98% compared to -3.07% for the Index. From inception on January 2, 1996 through September 30, 1998, the average annual total return of Class B was 5.74% compared to -2.00% for the Index.

The poor returns in emerging markets equities over the last 5 years and especially the last 12 months have been extremely disappointing to investors. Is the emerging markets asset class fundamentally flawed and destined to further underperformance? We firmly believe it is not and that the case for investing in emerging markets over the next few years has never been stronger.

All asset classes go through investment cycles. After a long period of outperformance emerging market equities have gone through a long period of underperformance. This cycle has been more extreme than most given the nascent nature of these markets and the furious pace of capital flows. Emerging markets are riskier than developed markets, but this is a difference of degree and not of kind. The fundamental investment cycles are the same.

At the moment we believe that we are close to a bottom in this cycle. Therefore, this is not the time for long term money to be withdrawing from the asset class. History shows that investing in times of fear is usually well rewarded.

The third quarter was an extremely disappointing quarter for investors in the emerging markets. News of the Russian ruble devaluation in August sparked a worldwide equity sell-off on concerns that other emerging economies, particularly Brazil, would follow suit. For the three months ended September 30, 1998 the Portfolio had a total return of -31.43% for the Class A shares and -31.11% for the Class B shares compared to -24.68% for the Index. Underperformance relative to the index was largely driven by disappointing stock returns in Brazil. Because of their relatively high degree of liquidity compared to other emerging market stocks, Brazilian blue chips slid precipitously as worried investors reduced their exposure to the emerging markets. Our country allocations contributed to performance. Specifically, our underweight positions in Colombia (-37.9%) and Peru (-32.9%) and our overweight stance in Mexico (+22.6%) helped performance.

Jitters over upcoming elections and currency vulnerabilities resulted in negative returns throughout the Latin region. The "better" performing Latin markets included Argentina (-15.6%), Chile (-19.9%), and Venezuela (-22.5%). Colombia was the worst performing Latin market, plunging 37.9%. Most investors focused on Brazil (-28.6%) during the quarter, wondering if its currency would devalue, particularly after the Russian ruble collapsed in August. Given our concerns with respect to its currency and fiscal matters, we trimmed 3% from our Brazilian exposure. With the Presidential election now over (early-October) and President Cardoso re-elected, it is critical that fiscal inadequacies are addressed, thereby reducing currency pressures.

Mexico fell 22.6% during the third quarter. Investors worried that government spending cuts, diminished U.S. growth, price competition from Asian exports, and curtailed demand in Asia, would stem Mexican corporate earnings growth. The market did recover in September, gaining 19.1% as the possibility of a bailout package for Brazil spurred Mexico's market. We added approximately 3% to our Mexican weighting.

Argentina's market fell given concerns over Russian and Asian economies, disappointing company earnings and declining U.S. market returns. Argentina is highly susceptible to Brazil's plight. Brazil is Argentina's main trading partner and a devaluation in Brazil could trigger a wave of devaluations in Latin America that would have destabilizing consequences for Argentina and other regional equity markets. The Argentina market was boosted in September (+14.7%) on news that the international financial community would help replenish reserves, thus restoring confidence in Latin equity markets.

Chile's market was driven by depressed sentiment as declining prices for copper, the country's principal export, have negatively affected the trade deficit. On a positive note, the Chilean market turned around in September (+6.4%) building on positive news of a U.S. and G-7 plan to restore confidence in Brazil by providing foreign reserve cover. Chilean investors greeted the news favorably on hopes the aid package would supply the needed credit to bolster the Brazilian currency as well as other regional currencies, including the Chilean peso.

The emerging markets have significantly underperformed other asset classes over the last few years and particularly recently. Uncertainty in Russia and near term risks in China, Hong Kong and Brazil coupled with the currently volatile equity environment in the U.S. and Europe make us cautious for the rest of 1998. We believe, however, that flows into Latin American funds will pick up over the course of 1999 for the following reasons: 1) better macroeconomic and regulatory management, 2) increased focus on ROI and shareholder value leading to higher earnings per share, 3) return of high gross domestic product growth, 4) extreme equity under-valuation, and 5) reversal of negative sentiment and capital flows.

We cannot predict exactly when the Latin markets will bottom out. Currently we are nervous that Brazil may not be able to deliver the strong fiscal adjustment that the country needs and the market is demanding. In addition, developed markets are experiencing very high volatility which no market can escape in the short run. But the markets have priced in the bad events of the previous years and most of the potential risks.

The recent crisis in Latin American, and all emerging markets, should be viewed as growing pains and not a fundamental shift in the emerging markets concept. Most governments are becoming more democratic and have accepted the challenge to lay the foundations for better and sounder growth. Stocks are cheap, company management is becoming more focused on ROI, and the capital markets will demand greater transparency, efficiency and higher returns.

Emerging markets make up 84% of the world's population, about 18% of the world's economy, and roughly 9% of the market capitalization. The opportunity set for emerging markets has not become smaller. More than 125 companies and five more countries are currently included in the MSCI Emerging Markets Index than were included five years ago.

Looking forward, stock market returns will be the product of 1) earnings growth
2) price-earnings multiple changes and 3) currency movements. Increasing focus on ROI coupled with the return of high gross domestic product growth should lead to higher earnings. Sounder institutions and policies coupled with a reversal of negative sentiment should lead to higher multiples. And, most of these currencies are now undervalued. The result should be higher return potential.

Robert L. Meyer
PORTFOLIO MANAGER

Andy B. Skov
PORTFOLIO MANAGER

Michael L. Perl
PORTFOLIO MANAGER

October 1998

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1998

                                                                          VALUE
      SHARES                                                              (000)
-------------------                                                      -------
COMMON STOCKS (94.4%)
  ARGENTINA (10.7%)
             34,885   Quilmes Industrial ADR                             $   286
             26,451   Telecom Argentina ADR                                  785
             16,797   Telefonica Argentina ADR                               495
             44,980   YPF ADR                                              1,169
                                                                         -------
                                                                           2,735
                                                                         -------
  BRAZIL (34.9%)
         11,847,000   Banco Nacional (Preferred)                              --
         25,101,386   CEMIG (Preferred)                                      546
             23,324   CEMIG ADR (Preferred)                                  516
          (e) 1,275   CEMIG ADR (Preferred)                                   28
      1,383,148,837   CIA Electric Est Rio Janeiro                           490
              5,000   CIA Vale Do Rio Doce                                    55
             26,033   CIA Vale Do Rio Doce, Class A (Preferred)              373
          2,779,261   CRT (Preferred)                                        837
             34,986   CVRD,Class B (Preferred)                                --
             27,245   CVRD ADR (Preferred)                                   398
        102,897,400   Copel, Class B ADR (Preferred)                         677
          1,863,830   Coteminas                                              219
         (e) 15,505   Coteminas ADR                                           91
         19,349,275   Embratel Par (Preferred)                               204
          2,588,000   Encorpar (Preferred)                                     3
         28,964,528   Gerdau (Preferred)                                     252
              5,000   Globex Utilidades (Preferred)                           12
            458,900   Iven (Preferred)                                        93
          1,745,834   Light-Servicos de Electricidade                        218
         10,009,300   Lojas Arapua (Preferred)                                 3
         (e) 13,460   Lojas Arapua GDR (Preferred)                             5
          9,582,000   Lojas Renner (Preferred)                               129
          1,689,128   Petrobras (Preferred)                                  174
         (e) 29,855   Petrobras ADR                                          304
             13,033   Petrobras ADR (Preferred)                              134
         (e) 49,299   Rossi GDR                                              132
            101,175   Rossi GDR (Reg S)                                      272
         32,144,275   Tele celular Sul (Preferred)                            45
          5,600,000   Tele celular Sul (Preferred)                             8
         32,144,275   Tele Centro Oeste Celular (Preferred)                   23
         32,144,275   Telecentro-Sul (Preferred)                             339
          2,635,400   Telecentro-Sul (Preferred)                              28
         32,144,275   Tele Leste Celular (Preferred)                          12
         38,800,275   Telemig Celular (Preferred)                             29
         32,144,275   Telenordeste Celular (Preferred)                        18
         32,144,275   Tele Norte Celular (Preferred)                           8

                                                                          VALUE
      SHARES                                                              (000)
-------------------                                                      -------
          3,632,000   Telesp (Preferred)                                 $   527
         32,144,275   Telesp Celular Participaoces (Preferred)               217
         19,788,275   Telesp Participacoes (Preferred)                       475
         32,144,275   Tele Sudeste Celular (Preferred)                       100
         32,144,275   Telebras (Preferred)                                    11
              8,355   Telebras ADR (Preferred)                               589
             16,194   Unibanco GDR (Preferred)                               219
             37,150   Usiminas                                               110
                                                                         -------
                                                                           8,923
                                                                         -------
  CHILE (8.4%)
              3,840   Banco Edwards ADR                                       32
              7,375   Banco Santander ADR                                     81
              1,380   Banco Santiago ADR                                      17
             16,625   CCU ADR                                                305
             50,352   Chilectra ADR                                          824
             10,875   Cia. de Telecomunicaciones de Chile                    208
             12,660   D & S ADR                                              127
             28,344   Endesa ADR                                             241
              7,700   Gener ADR                                              115
             15,995   Quinenco ADR                                           111
             16,303   Santa Isabel ADR                                        93
                                                                         -------
                                                                           2,154
                                                                         -------
  COLOMBIA (1.1%)
                263   Bancolombia                                             --
             48,803   Bavaria                                                182
             89,155   Valores Bavaria                                         98
                                                                         -------
                                                                             280
                                                                         -------
  MEXICO (39.3%)
            157,049   Banacci, Class B                                       139
             78,246   Banacci, Class L                                        76
          1,266,178   Bancomer, Class B                                      226
            204,231   Banorte, Class B                                       104
            110,035   Carso, Class A1                                        328
             10,170   Cemex CPO                                               22
             34,620   Cemex CPO ADR                                          151
             57,204   Cemex, Class B                                         142
             54,494   Cemex, Class B ADR                                     271
            420,081   Cifra, Class C                                         482
            112,955   Cifra, Class V                                         127
             52,957   Fomento Economico ADR                                1,039
            467,328   Fomento Economico Mexica                               912
             25,840   Gruma, Class B                                          53
            170,300   Grupo Industrial Bimbo, Class A                        301

                                                                          VALUE
      SHARES                                                              (000)
-------------------                                                      -------

  MEXICO (CONTINUED)

             28,070   Grupo Modelo, Class C                              $   221
            474,529   Kimberly-Clark, Class A                              1,140
             18,172   Pepsi-Gemex S.A.                                       128
            195,965   Soriana, Class B                                       471
             11,348   TV Azteca ADR                                           75
             54,891   Televisa CPO GDR                                     1,060
             58,773   Telmex, Class L ADR                                  2,601
                                                                         -------
                                                                          10,069
                                                                         -------
TOTAL COMMON STOCKS (Cost $37,650)                                        24,161
                                                                         -------

      AMOUNT
       (000)
-------------------
FOREIGN CURRENCY (1.5%)
BRL             215   Brazilian Real                                         260
COP           5,573   Colombian Peso                                           3
MXP           1,119   Mexican Peso                                           110
                                                                         -------
TOTAL FOREIGN CURRENCY (Cost $374)                                           373
                                                                         -------
TOTAL INVESTMENTS (95.9%) (Cost $38,024)                                  24,534
                                                                         -------

OTHER ASSETS AND LIABILITIES (4.1%)
  Other Assets                                                             1,882
  Liabilities                                                               (820)
                                                                      ----------
                                                                           1,062
                                                                      ----------
NET ASSETS (100%)                                                     $   25,596
                                                                      ----------
                                                                      ----------

CLASS A:
--------
NET ASSETS                                                            $   24,108
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,826,958 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                                     $     6.30
                                                                           -----
                                                                           -----

CLASS B:
--------
NET ASSETS                                                            $    1,488
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 237,747 outstanding $0.001 par value shares
  (authorized $500,000,000 shares)                                    $     6.26
                                                                           -----
                                                                           -----

------------------------------

ADR  --  American Depositary Receipt
CPO  --  Certificate of Participation
GDR  --  Global Depositary Receipt